UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 23, 2015 (October 23, 2015)
Date of Report (Date of earliest event reported)

Caesars Acquisition Company
(Exact name of registrant as specified in its charter)

Delaware	001-36207	46-2672999
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Caesars Interactive Entertainment, Inc. Amended and Restated Management Equity Incentive Plan
On October 16, 2015, the Human Resources Committee of the Board of Directors (the "HRC") of Caesars Acquisition Company (the “Registrant”) and the stockholders of Caesars Interactive Entertainment, Inc. (“CIE”) approved to amend the CIE Management Equity Incentive Plan (the “CIE Plan”), which included an increase of 8,500 shares of CIE common stock available under the CIE Plan, subject to the approval of Caesars Entertainment Corporation (“CEC”), as described below.
On October 23, 2015, the CIE Plan was approved by CEC as required under the Agreement and Plan of Merger dated as of December 21, 2014 by and between the Company and CEC (the “Merger Agreement”).
Additionally, when the Plan was approved, the HRC also approved a Form of Stock Option Grant Agreement for performance-based grants (the “Performance Grant Agreement”), and the HRC and CEC (pursuant to the Merger Agreement) approved grants of options to purchase CIE common stock at an exercise price of $15,723 per share to the named executive officers of the Registrant as described below:

Name	Number of Options to Purchase CIE Shares
Mitch Garber	2,650.00
Craig Abrahams	1,765.00
Michael Cohen	75.00

The exercise price of $15,723 per share is above the fair market value determined by the HRC as of September 30, 2015 of $15,340 per share.
The vesting schedule for the above stock option grants is, as more fully set forth in the Performance Grant Agreement, as follows:  25% time-based vesting at September 30, 2018; 25% performance-based options vesting at $315m consolidated last twelve months (LTM) Adjusted EBITDA for CIE; 25% performance-based options vesting at $350m consolidated LTM Adjusted EBITDA for CIE; 25% performance-based options vesting at $390m consolidated LTM Adjusted EBITDA for CIE. All options granted pursuant to the Performance Grant Agreement also vest on the first anniversary after a “Change in Control” of CIE, as defined under the CIE Plan.
The foregoing summary of the amended CIE Plan and the Performance Grant Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan and Performance Grant Agreement, which are attached hereto as Exhibits 10.1 and 10.2, which are incorporated by reference herein.

Item 9.01 Exhibits.
(d) Exhibits. The following exhibits are being furnished herewith:

Exhibit
No.___         Description

10.1 Caesars Interactive Entertainment, Inc. Amended and Restated Management Equity Incentive Plan
10.2 Caesars Interactive Entertainment, Inc. Form of Stock Option Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2015	CAESARS ACQUISITION COMPANY

By: /s/ Craig J. Abrahams
Craig J. Abrahams
Chief Financial Officer